UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2018

Date of reporting period:  March 31, 2018

Item 1. Reports to Stockholders.

Pemberwick Fund

Annual Report
March 31, 2018

Pemberwick Fund

Table of Contents

Letter to Shareholders/Commentary	3
Sector Allocation of Portfolio Assets	6
Schedule of Investments	7
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	25
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Expense Example	36
Notice to Shareholders	38
Trustees and Officers	39
Privacy Notice	41

Pemberwick Fund

We are pleased to present the Pemberwick Fund annual report covering the year from April 1, 2017 through March 31, 2018. Portfolio performance information, market commentary and our outlook for the year ended March 31, 2018 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:
For the twelve months ended March 31, 2018 Pemberwick Fund (“Pemberwick”) generated an average annual return of 1.02% net of expenses. The Portfolio’s primary benchmark, the Bloomberg Barclays1-3 Year US Government/Credit Index returned 0.24% during the same period. Since its inception on February 1, 2010 Pemberwick has generated an average annual return net of expenses of 1.15% vs. Pemberwick’s benchmark return of 1.09% for the same period. The benchmark index does not reflect any expenses or transaction costs. Pemberwick generated a return before expenses but after transaction costs of 1.34% for the twelve months ended March 31, 2018 and 1.54% since inception. Pemberwick’s annualized performance for the 5 year period from April 1, 2013 to March 31, 2018 was 0.81%, vs. Pemberwick’s benchmark return of 0.76%. The benchmark index does not reflect any expenses or transaction costs.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will change so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-893-4491. The gross expense ratio of the Fund is 0.43%.

During the twelve months ended March 31, 2018 Pemberwick continued its strategy of building a portfolio of investment grade bonds with laddered maturities, therefore generating favorable returns without taking on significant duration or interest rate risk. In addition, Pemberwick has continued to concentrate its investments in investment grade floating and fixed rate bonds issued by financial institutions with assets greater than $200 billion and securities issued by the US Treasury and Agencies. Current yields on bonds issued by said financial institutions, which made up approximately 72% of the Pemberwick portfolio as of March 31, 2018, have been increasing as short-term yields have be consistently increasing every quarter since April 1, 2017.

We are pleased with Pemberwick’s performance and will continue to increase the funds exposure to floating rate notes as we expect the trend of short term rate increases to continue.

PORTFOLIO POSITIONING:
Pemberwick Fund continues to be invested primarily in investment grade floating rate securities (94% of financial institution holdings as of March 31, 2018) and a small percentage of fixed rate securities (6% of financial institution holdings as of March 31, 2018 with a weighted average duration of 0.8 years) issued by financial institutions with assets greater than $200 billion and securities issued by the US Treasury and Agencies. In

Pemberwick Fund

addition, Pemberwick as of March 31, 2018 had approximately 3% of its assets invested in short-term securities with maturities of approximately 30 days. Pemberwick’s net assets have increased by approximately 52% during the twelve months ended March 31, 2018: net assets have increased from approximately $184.1 million as of March 31, 2017 to approximately $280.3 million as of March 31, 2018. Current net assets are $291.9 million as of April 30, 2018.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended March 31, 2018 and reflects the views of the investment advisor at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets. Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

Pemberwick Investment Advisors, LLC

Must be preceded or accompanied by a prospectus.

The Pemberwick Fund is distributed by Quasar Distributors, LLC.

Mutual fund investing involves risk. Principal loss is possible. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries or sectors. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

The Bloomberg Barclays 1-3 Year US Government/Credit Index is an unmanaged market index and should not be considered indicative of any Pemberwick investment.  It is not possible to invest directly in an index.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates.

Pemberwick Fund

Comparison of the Change in Value of a Hypothetical $10,000 Investment
in the Pemberwick Fund and
Bloomberg Barclays 1-3 Year US Government/Credit Index
(Unaudited)

Average Annual Return Periods				Since Inception
Ended March 31, 2018:	1 Year	3 Year	5 Year	(2/1/2010)
Pemberwick Fund (No Load)	1.02%	0.87%	0.81%	1.15%
Bloomberg Barclays 1-3 Year
US Government/Credit Index	0.24%	0.66%	0.76%	1.09%

  Total Annual Fund Operating Expenses as of 7/31/17 Prospectus: 0.43%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-893-4491.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on February 1, 2010, the Fund’s inception date.  Returns reflect the reinvestment of income and capital gain distributions.  The performance data shown reflects a voluntary waiver made by the Adviser.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.

The Bloomberg Barclays 1-3 Year US Government/Credit Index is an unmanaged market index and should not be considered indicative of any Pemberwick investment.  One cannot invest directly in an index.

Pemberwick Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at March 31, 2018 (Unaudited)

Percentages represent market value as a percentage of net assets.

Pemberwick Fund

SCHEDULE OF INVESTMENTS
at March 31, 2018

	Par
CORPORATE BONDS AND NOTES – 82.9%	Value	Value

Basic Materials – 0.0%
Praxair, Inc.
1.250%, 11/07/2018	$30,000	$29,781

Communications – 4.0%
AT&T, Inc.
2.866% (3 Month LIBOR USD + 0.910%), 11/27/2018 (a)	2,000,000	2,008,498
2.672% (3 Month LIBOR USD + 0.950%), 07/15/2021 (a)	5,000,000	5,055,273
Cisco Systems, Inc.
4.950%, 02/15/2019	25,000	25,539
2.125%, 03/01/2019	105,000	104,744
The Walt Disney Co.
1.650%, 01/08/2019	17,000	16,904
2.294% (3 Month LIBOR USD + 0.310%), 05/30/2019 (a)	1,000,000	1,002,738
1.800%, 06/05/2020	30,000	29,399
Verizon Communications, Inc.
2.948% (3 Month LIBOR USD + 0.770%), 06/17/2019 (a)	3,000,000	3,022,445
		11,265,540

Consumer, Cyclical – 1.1%
American Honda Finance Corp.
2.729% (3 Month LIBOR USD + 0.830%), 02/22/2019 (a)	500,000	503,173
1.950%, 07/20/2020	100,000	97,881
Costco Wholesale Corp.
2.150%, 05/18/2021	50,000	49,134
General Motors Financial Co., Inc.
3.612% (3 Month LIBOR USD + 1.310%), 06/30/2022 (a)	2,000,000	2,030,155
Home Depot, Inc.
2.000%, 06/15/2019	30,000	29,849
PACCAR Financial Corp.
1.300%, 05/10/2019	12,000	11,836
Toyota Motor Credit Corp.
2.000%, 10/24/2018	25,000	24,919
2.100%, 01/17/2019	68,000	67,676
2.125%, 07/18/2019	40,000	39,759
2.200%, 01/10/2020	40,000	39,653
2.150%, 09/08/2022	30,000	28,881

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2018

	Par
	Value	Value

Consumer, Cyclical – 1.1% (Continued)
Walmart, Inc.
1.125%, 04/11/2018	$40,000	$39,989
1.900%, 12/15/2020	30,000	29,422
		2,992,327

Consumer, Non-cyclical – 2.8%
AbbVie, Inc.
1.800%, 05/14/2018	2,000,000	1,998,599
AstraZeneca PLC
2.691% (3 Month LIBOR USD + 0.620%), 06/10/2022 (a)(f)	2,000,000	2,008,852
Bristol-Myers Squibb Co.
1.750%, 03/01/2019	50,000	49,667
Colgate-Palmolive Co.
2.250%, 11/15/2022	75,000	72,556
Danaher Corp.
2.400%, 09/15/2020	25,000	24,789
Eli Lilly & Co.
2.350%, 05/15/2022	70,000	68,389
GlaxoSmithKline Capital, Inc.
5.650%, 05/15/2018	15,000	15,056
Johnson & Johnson
1.125%, 03/01/2019	30,000	29,678
2.250%, 03/03/2022	60,000	58,739
Merck & Co., Inc.
1.850%, 02/10/2020	14,000	13,826
Novartis Capital Corp.
1.800%, 02/14/2020	70,000	68,944
PepsiCo, Inc.
1.500%, 02/22/2019	15,000	14,879
1.550%, 05/02/2019	50,000	49,527
2.150%, 10/14/2020	60,000	59,244
Pfizer, Inc.
1.700%, 12/15/2019	50,000	49,343
Reckitt Benckiser Treasury Services PLC
2.846% (3 Month LIBOR USD + 0.560%), 06/24/2022
(Acquired 02/15/2018, Cost $2,995,170) (a)(e)(f)	3,000,000	2,986,141

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2018

	Par
	Value	Value

Consumer, Non-cyclical – 2.8% (Continued)
The Coca-Cola Co.
1.375%, 05/30/2019	$20,000	$19,756
2.200%, 05/25/2022	50,000	48,563
The Procter & Gamble Co.
1.850%, 02/02/2021	15,000	14,660
1.700%, 11/03/2021	60,000	57,825
Unilever Capital Corp.
2.750%, 03/22/2021	100,000	99,778
		7,808,811

Energy – 0.1%
Chevron Corp.
1.718%, 06/24/2018	35,000	34,947
1.790%, 11/16/2018	50,000	49,795
4.950%, 03/03/2019	20,000	20,433
EOG Resources, Inc.
5.625%, 06/01/2019	15,000	15,448
Exxon Mobil Corp.
1.819%, 03/15/2019	100,000	99,426
		220,049

Financial – 71.5%
American Express Co.
2.383% (3 Month LIBOR USD + 0.610%), 08/01/2022 (a)	3,391,000	3,389,012
2.606% (3 Month LIBOR USD + 0.650%), 02/27/2023 (a)	2,700,000	2,693,173
American Express Credit Corp.
2.567% (3 Month LIBOR USD + 0.780%), 11/05/2018 (a)	500,000	501,387
2.250%, 08/15/2019	95,000	94,457
2.329% (3 Month LIBOR USD + 0.490%), 08/15/2019 (a)	3,118,000	3,129,798
2.337% (3 Month LIBOR USD + 0.570%), 10/30/2019 (a)	1,000,000	1,004,506
2.725% (3 Month LIBOR USD + 0.700%), 03/03/2022 (a)	1,990,000	2,009,154
Athene Global Funding
3.538% (3 Month LIBOR USD + 1.230%), 07/01/2022
(Acquired 02/22/2018, Cost $3,060,040) (a)(e)	3,000,000	3,051,741
Banco Santander SA
3.265% (3 Month LIBOR USD + 1.560%), 04/11/2022 (a)(f)	600,000	616,074
3.010% (3 Month LIBOR USD + 1.090%), 02/23/2023 (a)(f)	13,250,000	13,366,730

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2018

	Par
	Value	Value

Financial – 71.5% (Continued)
Bank of America Corp.
2.600%, 01/15/2019	$2,000,000	$2,002,208
2.650%, 04/01/2019	60,000	59,974
3.159% (3 Month LIBOR USD + 1.420%), 04/19/2021 (a)	3,500,000	3,602,175
2.405% (3 Month LIBOR USD + 0.660%), 07/21/2021 (a)	1,000,000	1,003,548
2.958% (3 Month LIBOR USD + 0.650%), 10/01/2021 (a)	1,000,000	1,002,805
2.925% (3 Month LIBOR USD + 1.180%), 10/21/2022 (a)	4,400,000	4,470,000
2.905% (3 Month LIBOR USD + 1.160%), 01/20/2023 (a)	850,000	861,135
Bank of Montreal
2.701% (3 Month LIBOR USD + 0.630%), 09/11/2022 (a)(f)	4,300,000	4,309,315
BB&T Corp.
2.958% (3 Month LIBOR USD + 0.650%), 04/01/2022 (a)	3,600,000	3,615,289
Berkshire Hathaway Finance Corp.
1.300%, 05/15/2018	8,000	7,989
5.400%, 05/15/2018	60,000	60,190
BlackRock, Inc.
5.000%, 12/10/2019	75,000	77,901
Canadian Imperial Bank of Commerce
2.865% (3 Month LIBOR USD + 0.720%), 06/16/2022 (a)(f)	3,496,000	3,519,764
Capital One Bank USA, N.A.
2.150%, 11/21/2018	1,000,000	996,706
Capital One Financial Corp.
3.007% (3 Month LIBOR USD + 0.950%), 03/09/2022 (a)	3,000,000	3,006,075
2.487% (3 Month LIBOR USD + 0.720%), 01/30/2023 (a)	2,678,000	2,660,388
Capital One, N.A.
2.611% (3 Month LIBOR USD + 0.820%), 08/08/2022 (a)	3,385,000	3,392,208
2.917% (3 Month LIBOR USD + 1.150%), 01/30/2023 (a)	3,500,000	3,515,287
Citigroup, Inc.
3.682% (3 Month LIBOR USD + 1.380%), 03/30/2021 (a)	550,000	563,318
2.968% (3 Month LIBOR USD + 1.190%), 08/02/2021 (a)	570,000	580,447
3.117% (3 Month LIBOR USD + 1.070%), 12/08/2021 (a)	5,000,000	5,072,780
2.705% (3 Month LIBOR USD + 0.960%), 04/25/2022 (a)	690,000	694,368
2.450% (3 Month LIBOR USD + 0.690%), 10/27/2022 (a)	2,700,000	2,688,711
2.691% (3 Month LIBOR USD + 0.950%), 07/24/2023 (a)	4,350,000	4,369,707
Credit Suisse AG/New York NY
1.700%, 04/27/2018 (f)	1,000,000	999,660
2.440% (3 Month LIBOR USD + 0.680%), 04/27/2018 (a)(f)	1,000,000	1,000,225

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2018

	Par
	Value	Value

Financial – 71.5% (Continued)
Credit Suisse Group AG
3.307% (3 Month LIBOR USD + 1.200%), 12/14/2023
(Acquired 09/11/2017, Cost $10,480,511) (a)(e)(f)	$10,300,000	$10,448,343
Deutsche Bank AG/New York NY
2.692% (3 Month LIBOR USD + 0.970%), 07/13/2020 (a)(f)	8,000,000	8,023,808
HSBC Holdings PLC
3.196% (3 Month LIBOR USD + 1.500%), 01/05/2022 (a)(f)	9,400,000	9,685,389
HSBC USA, Inc.
2.564% (3 Month LIBOR USD + 0.770%), 08/07/2018 (a)	1,000,000	1,001,740
JPMorgan Chase & Co.
2.295% (3 Month LIBOR USD + 0.550%), 04/25/2018 (a)	830,000	830,159
Manufacturers & Traders Trust Co.
2.646% (3 Month LIBOR USD + 0.640%), 12/01/2021 (a)	5,000,000	4,993,471
Mitsubishi UFJ Financial Group, Inc.
2.757% (3 Month LIBOR USD + 0.740%), 03/02/2023 (a)(f)	2,000,000	1,998,349
Mizuho Financial Group, Inc.
2.815% (3 Month LIBOR USD + 0.790%), 03/05/2023 (a)(f)	3,900,000	3,897,201
Morgan Stanley
3.025% (3 Month LIBOR USD + 1.280%), 04/25/2018 (a)	2,725,000	2,726,594
2.485% (3 Month LIBOR USD + 0.740%), 07/23/2019 (a)	1,000,000	1,004,558
2.633% (3 Month LIBOR USD + 0.800%), 02/14/2020 (a)	300,000	300,949
2.925% (3 Month LIBOR USD + 1.180%), 01/20/2022 (a)	1,900,000	1,923,712
2.675% (3 Month LIBOR USD + 0.930%), 07/22/2022 (a)	1,720,000	1,727,328
3.141% (3 Month LIBOR USD + 1.400%), 10/24/2023 (a)	4,900,000	5,014,329
3.011% (3 Month LIBOR USD + 1.220%), 05/08/2024 (a)	1,029,000	1,046,235
National Rural Utilities Cooperative Finance Corp.
2.300%, 11/15/2019	25,000	24,841
Northern Trust Corp.
3.450%, 11/04/2020	25,000	25,418
3.375%, 08/23/2021	25,000	25,440
PNC Bank, N.A.
2.400%, 10/18/2019	3,000,000	2,981,707
Public Storage
2.370%, 09/15/2022	50,000	48,160
Royal Bank of Canada
2.503% (3 Month LIBOR USD + 0.730%), 02/01/2022 (a)(f)	5,355,000	5,402,555

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2018

	Par
	Value	Value

Financial – 71.5% (Continued)
State Street Corp.
1.350%, 05/15/2018	$92,000	$91,868
1.950%, 05/19/2021	25,000	24,264
Sumitomo Mitsui Financial Group, Inc.
2.832% (3 Month LIBOR USD + 1.110%), 07/14/2021 (a)(f)	3,013,000	3,060,031
SunTrust Banks, Inc.
2.350%, 11/01/2018	1,456,000	1,453,258
The Bank of New York Mellon Corp.
2.200%, 03/04/2019	59,000	58,791
4.600%, 01/15/2020	30,000	30,911
2.450%, 11/27/2020	35,000	34,481
2.817% (3 Month LIBOR USD + 1.050%), 10/30/2023 (a)	11,036,000	11,223,964
The Bank of Nova Scotia
1.450%, 04/25/2018 (f)	2,000,000	1,998,769
2.552% (3 Month LIBOR USD + 0.830%), 01/15/2019 (a)(f)	1,000,000	1,004,639
2.112% (3 Month LIBOR USD + 0.390%), 07/14/2020 (a)(f)	1,000,000	1,001,259
2.675% (3 Month LIBOR USD + 0.640%), 03/07/2022 (a)(f)	5,900,000	5,928,445
The Charles Schwab Corp.
2.200%, 07/25/2018	40,000	39,989
The Chubb Corp.
5.750%, 05/15/2018	35,000	35,131
The Goldman Sachs Group, Inc.
6.150%, 04/01/2018	30,000	30,000
7.500%, 02/15/2019	130,000	135,252
2.905% (3 Month LIBOR USD + 1.160%), 04/23/2020 (a)	1,444,000	1,464,637
3.105% (3 Month LIBOR USD + 1.360%), 04/23/2021 (a)	1,000,000	1,022,777
3.009% (3 Month LIBOR USD + 1.170%), 11/15/2021 (a)	2,000,000	2,025,200
2.863% (3 Month LIBOR USD + 1.110%), 04/26/2022 (a)	1,941,000	1,958,623
2.552% (3 Month LIBOR USD + 0.780%), 10/31/2022 (a)	1,100,000	1,098,683
2.741% (3 Month LIBOR USD + 1.000%), 07/24/2023 (a)	550,000	550,330
3.584% (3 Month LIBOR USD + 1.600%), 11/29/2023 (a)	5,600,000	5,779,390
The Travelers Companies, Inc.
3.900%, 11/01/2020	50,000	51,260
U.S. Bancorp
2.200%, 04/25/2019 (g)	75,000	74,602
Visa, Inc.
2.150%, 09/15/2022	50,000	48,196

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2018

	Par
	Value	Value

Financial – 71.5% (Continued)
Wells Fargo & Co.
2.375% (3 Month LIBOR USD + 0.630%), 04/23/2018 (a)	$127,000	$127,015
2.150%, 01/30/2020	200,000	196,905
2.447% (3 Month LIBOR USD + 0.680%), 01/30/2020 (a)	2,000,000	2,010,626
2.500%, 03/04/2021	30,000	29,462
3.365% (3 Month LIBOR USD + 1.340%), 03/04/2021 (a)	2,500,000	2,561,832
4.600%, 04/01/2021	60,000	62,309
2.100%, 07/26/2021	110,000	106,258
2.741% (3 Month LIBOR USD + 0.930%), 02/11/2022 (a)	1,000,000	1,006,670
2.851% (3 Month LIBOR USD + 1.110%), 01/24/2023 (a)	6,890,000	6,988,077
		200,432,395

Industrial – 1.5%
Caterpillar Financial Services Corp.
1.800%, 11/13/2018	25,000	24,912
2.100%, 06/09/2019	15,000	14,916
2.250%, 12/01/2019	20,000	19,844
2.900%, 03/15/2021	15,000	14,950
Emerson Electric Co.
4.875%, 10/15/2019	45,000	46,303
General Electric Co.
5.625%, 05/01/2018	80,000	80,185
6.000%, 08/07/2019	50,000	51,840
5.500%, 01/08/2020	20,000	20,804
4.000% (3 Month LIBOR USD + 2.280%),
12/29/2049, Callable 06/15/2022 at $100.0 (a)(b)	1,234,000	1,124,482
Honeywell International, Inc.
1.800%, 10/30/2019	60,000	59,220
Illinois Tool Works, Inc.
1.950%, 03/01/2019	50,000	49,732
John Deere Capital Corp.
1.600%, 07/13/2018	18,000	17,964
1.750%, 08/10/2018	20,000	19,944
2.274% (3 Month LIBOR USD + 0.570%), 01/08/2019 (a)	500,000	501,898
1.950%, 06/22/2020	75,000	73,584
Stanley Black & Decker, Inc.
2.451%, 11/17/2018	1,000,000	998,123

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2018

	Par
	Value	Value

Industrial – 1.5% (Continued)
The Boeing Co.
0.950%, 05/15/2018	$50,000	$49,913
United Parcel Service, Inc.
2.350%, 05/16/2022	50,000	48,800
United Technologies Corp.
1.778%, 05/04/2018 (a)(c)	1,000,000	999,166
		4,216,580

Technology – 1.7%
Apple, Inc.
2.740% (3 Month LIBOR USD + 0.820%), 02/22/2019 (a)	1,000,000	1,007,227
1.550%, 02/07/2020	10,000	9,817
1.900%, 02/07/2020	45,000	44,491
1.800%, 05/11/2020	50,000	49,204
2.250%, 02/23/2021	13,000	12,808
1.550%, 08/04/2021	155,000	148,583
HP, Inc.
2.662% (3 Month LIBOR USD + 0.940%), 01/14/2019 (a)	1,500,000	1,505,698
2.750%, 01/14/2019	1,500,000	1,500,111
Intel Corp.
3.300%, 10/01/2021	33,000	33,529
Microsoft Corp.
1.000%, 05/01/2018	60,000	59,936
1.300%, 11/03/2018	34,000	33,819
4.200%, 06/01/2019	30,000	30,723
1.550%, 08/08/2021	45,000	43,223
Oracle Corp.
2.375%, 01/15/2019	15,000	15,001
5.000%, 07/08/2019	30,000	30,930
2.500%, 05/15/2022	130,000	127,484
QUALCOMM, Inc.
2.100%, 05/20/2020	50,000	49,439
		4,702,023

Utilities – 0.2%
DTE Electric Co.
3.900%, 06/01/2021	55,000	56,014

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2018

	Par
	Value	Value

Utilities – 0.2% (Continued)
Duke Energy Carolinas LLC
4.300%, 06/15/2020	$25,000	$25,677
3.900%, 06/15/2021	25,000	25,719
Duke Energy Florida LLC
5.650%, 06/15/2018	25,000	25,149
Entergy Gulf States Louisiana LLC
3.950%, 10/01/2020	50,000	51,033
Kansas City Power & Light Co.
7.150%, 04/01/2019	20,000	20,901
Kentucky Utilities Co.
3.250%, 11/01/2020	30,000	30,070
Northern States Power Co.
2.200%, 08/15/2020	30,000	29,645
PacifiCorp
5.650%, 07/15/2018	25,000	25,264
Public Service Co. of Colorado
3.200%, 11/15/2020	30,000	30,240
Public Service Electric & Gas Co.
1.800%, 06/01/2019	25,000	24,691
2.000%, 08/15/2019	75,000	74,112
San Diego Gas & Electric Co.
3.000%, 08/15/2021	30,000	29,982
Southern California Edison Co.
5.500%, 08/15/2018	45,000	45,485
3.875%, 06/01/2021	40,000	41,043
Westar Energy, Inc.
5.100%, 07/15/2020	20,000	20,961
Wisconsin Electric Power Co.
1.700%, 06/15/2018	25,000	24,956
Wisconsin Power & Light Co.
5.000%, 07/15/2019	25,000	25,728
		606,670
TOTAL CORPORATE BONDS AND NOTES
(Cost $232,611,196)		232,274,176

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2018

	Par
	Value	Value
COLLATERALIZED
MORTGAGE OBLIGATIONS – 0.4%

Federal Home Loan Mortgage Corporation REMICS – 0.2%
Series 2617, Class TK
4.500%, 05/15/2018	$540	$540
Series 2611, Class UH
4.500%, 05/15/2018	262	262
Series 2617, Class GR
4.500%, 05/15/2018	278	278
Series 2627, Class MC
4.500%, 06/15/2018	831	831
Series 2649, Class KA
4.500%, 07/15/2018	382	383
Series 2693, Class PE
4.500%, 10/15/2018	1,694	1,696
Series 2746, Class EG
4.500%, 02/15/2019	2,318	2,321
Series 2989, Class TG
5.000%, 06/15/2025	27,200	28,702
Series 3002, Class YD
4.500%, 07/15/2025	10,885	11,373
Series 3917, Class AB
1.750%, 07/15/2026	124,282	121,582
Series 2526, Class FI
2.777% (1 Month LIBOR USD + 1.000%), 02/15/2032 (a)	56,037	57,393
Series 2881, Class AE
5.000%, 08/15/2034	8,303	8,564
Series 2933, Class HD
5.500%, 02/15/2035	15,146	16,208
Series 4305, Class KA
3.000%, 03/15/2038	47,755	47,804
Series 3843, Class GH
3.750%, 10/15/2039	37,699	38,554
Series 3786, Class NA
4.500%, 07/15/2040	70,071	73,000
Series 4305, Class A
3.500%, 06/15/2048	94,428	95,822
		505,313

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2018

	Par
	Value	Value

Federal National Mortgage Association REMICS – 0.1%
Series 2003-92, Class PE
4.500%, 09/25/2018	$1,304	$1,304
Series 2005-40, Class YG
5.000%, 05/25/2025	23,476	24,534
Series 2011-122, Class A
3.000%, 12/25/2025	39,382	39,477
Series 2007-27, Class MQ
5.500%, 04/25/2027	6,942	7,537
Series 2005-48, Class AR
5.500%, 02/25/2035	8,892	9,062
Series 2005-62, Class CQ
4.750%, 07/25/2035	4,497	4,593
Series 2005-64, Class PL
5.500%, 07/25/2035	36,808	39,628
Series 2005-68, Class PG
5.500%, 08/25/2035	27,721	29,874
Series 2005-83A, Class LA
5.500%, 10/25/2035	15,385	16,604
Series 2006-57, Class AD
5.750%, 06/25/2036	64,425	67,299
Series 2014-23, Class PA
3.500%, 08/25/2036	83,245	84,717
Series 2007-39, Class NA
4.250%, 01/25/2037	1,793	1,797
Series 2013-83, Class CA
3.500%, 10/25/2037	62,415	63,267
Series 2009-47, Class PA
4.500%, 07/25/2039	4,829	4,960
Series 2011-113, Class NE
4.000%, 03/25/2040	11,932	11,954
		406,607
Government National Mortgage
Association REMICS – 0.1%
Series 2013-88, Class WA
5.009%, 06/20/2030 (a)	97,408	101,721
Series 2002-22, Class GF
6.500%, 03/20/2032	32,777	36,924

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2018

	Par
	Value	Value

Government National Mortgage
Association REMICS – 0.1% (Continued)
Series 2002-51, Class D
6.000%, 07/20/2032	$37,617	$41,566
Series 2008-50, Class NA
5.500%, 03/16/2037	4,471	4,550
Series 2007-11, Class PE
5.500%, 03/20/2037	19,595	21,705
Series 2013-113, Class UB
3.000%, 11/20/2038	48,112	48,036
		254,502
TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS
(Cost $1,168,496)		1,166,422

U.S. GOVERNMENT AGENCY OBLIGATIONS – 1.2%

Federal Home Loan Bank – 0.6%
1.250%, 06/08/2018	340,000	339,671
2.000%, 09/14/2018	75,000	75,005
1.750%, 12/14/2018	595,000	593,573
1.250%, 01/16/2019	200,000	198,668
1.000%, 09/26/2019	300,000	294,579
		1,501,496

Federal Home Loan Mortgage Corp. – 0.2%
0.875%, 10/12/2018	125,000	124,282
1.500%, 01/17/2020	355,000	350,103
5.500%, 04/01/2021, Gold Pool #G11941	13,352	13,735
5.500%, 11/01/2021, Gold Pool #G12454	7,052	7,291
5.500%, 04/01/2023, Gold Pool #G13145	15,070	15,700
4.000%, 02/01/2026, Gold Pool #J14494	40,141	41,397
4.000%, 06/01/2026, Gold Pool #J15974	13,925	14,407
4.500%, 06/01/2029, Gold Pool #C91251	13,051	13,671
4.500%, 12/01/2029, Gold Pool #C91281	25,366	26,592
4.500%, 04/01/2030, Gold Pool #C91295	13,711	14,376
		621,554

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2018

	Par
	Value	Value

Federal National Mortgage Association – 0.4%
1.125%, 07/20/2018	$390,000	$389,154
2.000%, 01/05/2022	610,000	597,746
6.000%, 09/01/2019, Pool #735439	272	275
5.500%, 06/01/2020, Pool #888601	825	834
5.000%, 05/01/2023, Pool #254762	9,772	10,450
5.500%, 01/01/2024, Pool #AD0471	7,493	7,750
5.000%, 12/01/2025, Pool #256045	21,075	22,536
5.500%, 05/01/2028, Pool #257204	18,485	20,079
4.000%, 08/01/2029, Pool #MA0142	22,529	23,135
5.500%, 04/01/2037, Pool #AD0249	26,158	28,719
7.000%, 04/01/2037, Pool #888366	6,926	7,837
5.000%, 10/01/2039, Pool #AC3237	54,253	58,805
		1,167,320
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,312,666)		3,290,370

U.S. TREASURY OBLIGATIONS – 14.5%

U.S. Treasury Notes – 14.5%
1.375%, 07/31/2018	370,000	369,477
1.500%, 08/31/2018	430,000	429,324
0.750%, 09/30/2018	505,000	502,085
1.250%, 10/31/2018	1,915,000	1,906,955
1.250%, 11/30/2018	700,000	696,518
1.500%, 12/31/2018	460,000	458,039
1.250%, 01/31/2019	1,585,000	1,574,109
1.500%, 01/31/2019	1,150,000	1,144,254
1.375%, 02/28/2019	380,000	377,466
1.500%, 02/28/2019	355,000	353,063
1.625%, 03/31/2019	740,000	736,343
1.625%, 04/30/2019	1,875,000	1,864,566
1.500%, 05/31/2019	1,395,000	1,384,242
1.000%, 06/30/2019	380,000	374,413
1.625%, 06/30/2019	650,000	645,623
0.875%, 07/31/2019	755,000	742,099
1.625%, 07/31/2019	180,000	178,668

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2018

	Par
	Value	Value

U.S. Treasury Notes – 14.5% (Continued)
1.000%, 08/31/2019	$1,015,000	$997,932
1.750%, 09/30/2019	1,040,000	1,032,678
1.500%, 10/31/2019	200,000	197,664
1.500%, 11/30/2019	410,000	404,974
1.125%, 12/31/2019	640,000	627,697
1.625%, 12/31/2019	220,000	217,614
1.250%, 01/31/2020	850,000	834,445
1.375%, 01/31/2020	250,000	246,089
1.375%, 02/29/2020	380,000	373,568
1.125%, 03/31/2020	300,000	293,148
1.375%, 04/30/2020	2,330,000	2,285,420
1.500%, 05/31/2020	1,460,000	1,434,568
1.625%, 06/30/2020	220,000	216,601
1.875%, 06/30/2020	200,000	197,992
1.625%, 07/31/2020	2,030,000	1,997,396
2.000%, 07/31/2020	310,000	307,648
1.375%, 08/31/2020	1,230,000	1,201,832
1.375%, 09/30/2020	1,625,000	1,586,192
1.375%, 10/31/2020	1,650,000	1,609,106
1.750%, 10/31/2020	450,000	443,065
1.625%, 11/30/2020	490,000	480,542
2.000%, 11/30/2020	390,000	386,266
1.750%, 12/31/2020	650,000	639,191
1.375%, 01/31/2021	2,620,000	2,547,151
2.125%, 01/31/2021	345,000	342,495
1.125%, 02/28/2021	1,165,000	1,123,456
1.250%, 03/31/2021	2,435,000	2,354,245
1.375%, 04/30/2021	1,095,000	1,061,396
3.125%, 05/15/2021	500,000	510,403
1.375%, 05/31/2021	600,000	580,705
2.250%, 07/31/2021	260,000	258,354
2.000%, 10/31/2021	150,000	147,578
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $41,211,188)		40,674,655

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2018

	Shares	Value

SHORT-TERM INVESTMENTS – 0.6%

Money Market Funds – 0.6%
Fidelity Government Portfolio – Class I, 0.60% (d)
(Cost $1,799,804)	1,799,804	$1,799,804
TOTAL SHORT-TERM INVESTMENTS – 0.6%		1,799,804
TOTAL INVESTMENTS
(Cost $280,103,350) – 99.6%		279,205,427
Other Assets in Excess of Liabilities – 0.4%		1,114,294
TOTAL NET ASSETS – 100.0%		$280,319,721
Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REMICS – Real Estate Mortgage Investment Conduits
(a)	Variable or Floating Rate Security. The rate shown represents the rate at March 31, 2018.
(b)	Security is a perpetual bond and has no definite maturity date.
(c)	Multi-Step Coupon. Rate disclosed is as of March 31, 2018.
(d)	The rate shown represents the fund’s 7-day yield as of March 31, 2018.
(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended.  These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2018, the market value of these securities total $16,486,225 which represents 5.9% of total net assets.

(f)	U.S. traded security of a foreign issuer or corporation.
(g)
Investment in affiliated security.  Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp.  Details of transactions with this affiliated company for the fiscal year ended March 31, 2018 were as follows:

Issuer	U.S. Bancorp[1]	U.S. Bank, N.A.[2]	Total
Market Value at 3/31/17	$75,615	$2,365,409	$2,441,024
Purchases	$0	$0	$0
Sales	$0	$(2,368,000)	$(2,368,000)
Amortization	$(548)	$(213)	$(761)
Change in Unrealized
Appreciation (Depreciation)	$(465)	$2,804	$2,339
Net Realized Gains (Losses)	$0	$0	$0
Market Value at 3/31/18	$74,602	$0	$74,602
Interest Income	$1,650	$23,564	$25,214

[1]	Par values were $75,000 and $75,000 at 3/31/17 and 3/31/18, respectively.
[2]	Par values were $2,368,000 and $0 at 3/31/17 and 3/31/18, respectively.

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENT OF ASSETS AND LIABILITIES
at March 31, 2018

Assets:
Investments in unaffiliated securities, at value (cost of $280,027,803)	$279,130,825
Investments in affiliated securities, at value (cost of $75,547)	74,602
Cash	19,296
Receivables:
Dividends and interest	1,198,217
Prepaid expenses and other assets	1,154
Total assets	280,424,094

Liabilities:
Payables:
Advisory fee	33,714
Administration and accounting fees	36,793
Reports to shareholders	1,978
Custody fees	3,130
Trustee fees	1,565
Transfer agent fees and expenses	7,662
Other accrued expenses	19,531
Total liabilities	104,373

Net assets	$280,319,721

Net assets consist of:
Capital stock	$281,889,772
Accumulated net realized loss on investments	(672,128)
Net unrealized depreciation on investments	(897,923)
Net assets	$280,319,721

Shares issued (Unlimited number of beneficial interest
authorized, $0.01 par value)	28,084,457
Net asset value, offering price and redemption price per share	$9.98

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENT OF OPERATIONS
Year Ended March 31, 2018

Investment income:
Interest income from unaffiliated securities	$3,791,998
Interest income from affiliated securities	24,453
Total investment income	3,816,451

Expenses:
Advisory fees (Note 4)	517,989
Administration and accounting fees (Note 4)	217,568
Transfer agent fees and expenses	42,476
Federal and state registration fees	9,727
Audit fees	15,101
Compliance expense	17,673
Legal fees	13,564
Reports to shareholders	2,996
Trustees’ fees and expenses	9,501
Custody fees	19,511
Other	9,429
Total expenses before reimbursement from advisor	875,535
Expense reimbursement from advisor (Note 4)	(207,196)
Net expenses	668,339
Net investment income	3,148,112

Realized and unrealized gain (loss) on investments:
Net realized loss on unaffiliated investments	(8,467)
Net realized gain (loss) on affiliated investments	—
Net change in unrealized depreciation on unaffiliated investments	(1,116,123)
Net change in unrealized depreciation on affiliated investments	2,339
Net realized and unrealized loss on investments	(1,122,251)
Net increase in net assets resulting from operations	$2,025,861

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENTS OF CHANGES IN NET ASSETS

		Eleven
	Year Ended	Months Ended	Year Ended
	March 31, 2018	March 31, 2017*	April 30, 2016
Operations:
Net investment income	$3,148,112	$1,435,771$	1,512,924
Net realized gain (loss) on investments	(8,467)	61,360	355,030
Net change in unrealized depreciation
on investments	(1,113,784)	(403,372)	(586,839)
Net increase in net assets
resulting from operations	2,025,861	1,093,759	1,281,115

Distributions to Shareholders From:
Net investment income	(3,195,328)	(1,482,522)	(1,543,193)
Total distributions	(3,195,328)	(1,482,522)	(1,543,193)

Capital Share Transactions:
Proceeds from shares sold	133,860,651	52,333,765	51,730,683
Proceeds from shares issued to holders
in reinvestment of dividends	3,190,364	1,483,418	1,542,964
Cost of shares redeemed	(39,660,295)	(47,137,981)	(45,183,230)
Net increase in net assets from
capital share transactions	97,390,720	6,679,202	8,090,417
Total increase in net assets	96,221,253	6,290,439	7,828,339

Net Assets:
Beginning of year	184,098,468	177,808,029	169,979,690
End of year	$280,319,721	$184,098,468	$177,808,029
Accumulated net investment income (loss)	$—	$—	$17,190

Changes in Shares Outstanding:
Shares sold	13,360,376	5,214,316	5,157,961
Proceeds from shares issued to holders
in reinvestment of dividends	318,422	147,694	153,755
Shares redeemed	(3,955,495)	(4,694,355)	(4,506,685)
Net increase in shares outstanding	9,723,303	667,655	805,031

*	Fund changed its fiscal year from April 30 to March 31.

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Eleven
	Year	Months
	Ended	Ended
	March 31,	March 31,		Year Ended April 30,
	2018	2017*		2016	2015	2014	2013
Net Asset Value –
Beginning of Period	$10.03	$10.05		$10.06	$10.08	$10.12	$10.03

Income from
Investment Operations:
Net investment income	0.15	0.09		0.09 [1]	0.09 [1]	0.10 [1]	0.11 [1]
Net realized and unrealized
gain (loss) on investments	(0.05)	(0.02)		(0.01)	(0.02)	(0.03)	0.11
Total from
investment operations	0.10	0.07		0.08	0.07	0.07	0.22

Less Distributions:
Dividends from net
investment income	(0.15)	(0.09)		(0.09)	(0.09)	(0.11)	(0.13)
Total distributions	(0.15)	(0.09)		(0.09)	(0.09)	(0.11)	(0.13)
Net Asset Value –
End of Period	$9.98	$10.03		$10.05	$10.06	$10.08	$10.12

Total Return[2]	1.02%	0.68	%^	0.85%	0.74%	0.68%	2.19%

Ratios and Supplemental Data:
Net assets, end
of period (thousands)	$280,320	$184,098		$177,808	$169,980	$167,888	$119,793
Ratio of operating expenses
to average net assets[3]:
Before Reimbursements	0.42%	0.67	%+	0.74%	0.74%	0.76%	0.80%
After Reimbursements	0.32%	0.40	%+	0.39%	0.39%	0.41%	0.45%
Ratio of net investment
income to average net assets[3]:
Before Reimbursements	1.42%	0.68	%+	0.57%	0.56%	0.65%	0.75%
After Reimbursements	1.52%	0.95	%+	0.92%	0.91%	1.00%	1.10%
Portfolio turnover rate	38%	17	%^	45%	35%	35%	28%

+	Annualized
^	Not Annualized
[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

[3]	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 4).
*	Fund changed its fiscal year from April 30 to March 31.

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS
March 31, 2018

NOTE 1 – ORGANIZATION

The Pemberwick Fund (the “Pemberwick Fund” or the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is a non-diversified series of the Trust, an open-end investment management company and was organized as a Delaware statutory trust on April 4, 2006. The Pemberwick Fund, a series of FundVantage Trust (the “Predecessor Fund”) was reorganized into a newly created series of the Trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization dated November 1, 2016. The Reorganization was approved by the shareholders of the Predecessor Fund at a meeting held on November 17, 2016. The Predecessor Fund transferred all its assets to the Fund in exchange for shares of the Fund and the assumption by the Fund of all the known liabilities of the Predecessor Fund.  The Predecessor Fund commenced operations on February 1, 2010. Pemberwick Investment Advisors LLC (“Pemberwick” or the “Advisor”) serves as the investment advisor to the Fund, and J.P. Morgan Investment Management Inc. (“J.P. Morgan” or the “Sub-Advisor”) serves as the sub-advisor to the Fund. Pemberwick and J.P. Morgan also served as the advisor and sub-advisor, respectively, to the Predecessor Fund.  The Fund changed its fiscal year end from April 30 to March 31 in 2017. The investment objective of the Fund is to seek maximum current income that is consistent with liquidity and stability of principal.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken or expected to be taken on a tax return.  The tax returns for the Fund for the prior three fiscal years, when applicable, are open for examination.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Discounts and premiums on fixed income securities are amortized using the effective interest method.

The Fund distributes substantially all of its net investment income, if any, daily, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.	Redemption Fees: The Fund does not charge redemption fees to shareholders.

F.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended March 31, 2018, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Accumulated	Accumulated
Net Investment	Net Realized	Capital
Income/(Loss)	Gain/(Loss)	Stock
$47,216	$(8,359)	$(38,857)

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of March 31, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

H.
Recent Accounting Pronouncements: In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Debt Securities:  Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

incorporate market observable data, such as reported sales or similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 2 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt instruments having a maturity of less than 60 days are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term debt securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of March 31, 2018, was comprised of officers of the Trust as well as an interested trustee of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2018:

	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$232,274,176	$—	$232,274,176
Collateralized
Mortgage Obligations	—	1,166,422	—	1,166,422
U.S. Government
Agency Obligations	—	3,290,370	—	3,290,370
U.S. Treasury Obligations	—	40,674,655	—	40,674,655
Short-Term Investments	1,799,804	—	—	1,799,804
Total Investments in Securities	$1,799,804	$277,405,623	$—	$279,205,427

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

Refer to the Fund’s schedule of investments for a more detailed break-out of securities.  Transfers among levels are recognized at the end of the reporting period.  During the year ended March 31, 2018, the Fund recognized no transfers among levels.  There were no level 3 securities held in the Fund during the year ended March 31, 2018.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended March 31, 2018, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.25% for the Fund based upon the average daily net assets of the Fund.  For the year ended March 31, 2018, the Fund incurred $517,989 in advisory fees.  Advisory fees payable at March 31, 2018 for the Fund were $33,714.  The Advisor has hired J.P. Morgan Investment Management Inc. as a sub-advisor to manage the U.S. Treasuries and agency debt portion of the Fund.  The Advisor pays the Sub-Advisor fee for the Pemberwick Fund from its own assets and these fees are not an additional expense of the Fund.

The Fund is responsible for its own operating expenses.  The Advisor voluntarily waives 10 basis points of the annual investment advisory fee Pemberwick is entitled to receive from the Fund pursuant to the advisory agreement between Pemberwick and the Fund. Such waiver will continue until Pemberwick notifies the Fund of a change in its voluntary waiver or its discontinuation.  For the year ended March 31, 2018, the Advisor reduced its fees and absorbed Fund expenses in the amount of $207,196.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended March 31, 2018, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Administration & fund accounting	$217,568
Custody	$19,511
Transfer agency(a)	$23,204
Chief Compliance Officer	$17,673

(a)	Does not include out-of-pocket expenses.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

At March 31, 2018, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$36,793
Custody	$3,130
Transfer agency(a)	$3,758

(a)	Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended March 31, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases
U.S. Government Obligations	$19,845,401
Other	$158,026,823

Sales
U.S. Government Obligations	$17,289,207
Other	$58,804,402

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$280,106,131
Gross unrealized appreciation	305,503
Gross unrealized depreciation	(1,206,207)
Net unrealized depreciation	(900,704)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(669,347)
Total accumulated earnings/(losses)	$(1,570,051)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

At March 31, 2018, the Fund had a tax basis capital loss of $9,955 that expires in 2019 to offset future capital gains.  The Fund also had short-term tax basis capital losses of $208,778 with no expiration date and long-term tax basis capital losses of $450,614 with no expiration date.

The tax character of distributions paid during 2018, 2017 and 2016 was as follows:

		Eleven
	Year Ended	Months Ended	Year Ended
	March 31, 2018	March 31, 2017*	April 30, 2016
Ordinary income	$3,195,328	$1,482,522	$1,543,193

*	Fund changed its fiscal year from April 30 to March 31.

NOTE 7 – PRINCIPAL RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s Statement of Additional Information.

Credit Risk:  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  A credit rating assigned to a particular debt security is essentially the opinion of an NRSRO as to the credit quality of an issuer and may prove to be inaccurate.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

Concentration Risk:  By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries or sectors.

Deflation Risk:  Deflation to the U.S. economy may cause principal to decline and inflation-linked securities could underperform securities whose interest payments are not adjusted for inflation or linked to a measure of inflation.

Fixed Income Market Risks:  Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.

Interest Rate Risk:  Interest rates may go up resulting in a decrease in the value of the securities held by the Fund.  Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

Management Risk:  The Advisor’s or Sub-Advisor’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategies employed by the Advisor and the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

Market Risk:  Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.  The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

Municipal Securities Risk:  The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.  Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

Non-Diversification Risk:  Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer.  As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Prepayment Risk:  In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield.

U.S. Government Agencies and Instrumentalities Securities Risk:  Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support.  Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law.  Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates, the Advisor’s success and other market conditions.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

NOTE 8 – COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  While no individual shareholder has a position which exceeds 25% of the voting securities of the Fund, there are numerous shareholders who are affiliated with the Advisor.  As of March 31, 2018, investors who are affiliated with the Advisor, when aggregated, owned 98% of the voting securities of the Fund.

Pemberwick Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Pemberwick Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pemberwick Fund, a series of Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of March 31, 2018, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 1, 2016 through March 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period from May 1, 2016 through March 31, 2017, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended April 30, 2016 and the financial highlights for each of the four years in the period ended April 30, 2016 were audited by other auditors, whose report dated June 28, 2016 expressed an unqualified opinion on the statement of changes in net assets and those financials highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios (and the former trust) since 2007.
Philadelphia, Pennsylvania
May 25, 2018

Pemberwick Fund
EXPENSE EXAMPLE
March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pemberwick Fund

EXPENSE EXAMPLE (Continued)
March 31, 2018 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	10/1/2017	3/31/2018	10/1/2017 – 3/31/2018
Actual
Total Fund	$1,000.00	$1,003.50	$1.55

Hypothetical (5% return
before expenses)
Total Fund	$1,000.00	$1,023.39	$1.56

(1)	Expenses are equal to the fund’s annualized expense ratio of 0.31%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period).

Pemberwick Fund

NOTICE TO SHAREHOLDERS
at March 31, 2018 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-893-4491 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by calling 1-888-893-4491.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-888-893-4491.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-893-4491 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Pemberwick Fund

TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

			Number of	Other
			Funds	Directorships
	Position(s) Held		in Fund	Held by
Name,	with the Trust		Complex	Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During Past Five Years	Trustee	Past Five Years

INTERESTED TRUSTEE

James R.	Trustee and	President and CEO,	6	None
Schoenike(2)	Chairman	Board of Managers,
(Born 1959)	since	Quasar Distributors, LLC,
	July 2016	since 2000.

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	6	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC, (2011 – 2016).

Scott Craven Jones	Trustee since	Managing Director,	6	Director,
(Born 1962)	July 2016	Carne Global Financial		Guestlogix Inc.
	and Lead	Services (US) LLC, since 2013.		(a provider of
	Independent			ancillary-focused
	Trustee since			technology to the
	May 2017			travel industry)
(2015 – 2016);
Trustee, XAI
Octagon Floating
Rate &
Alternative
Income Term
Trust, since 2017.

Lawrence T.	Trustee since	Senior Vice President and	6	None
Greenberg	July 2016	Chief Legal Officer, The Motley
(Born 1963)		Fool Holdings, Inc., since 1996;
General Counsel, Motley Fool
Asset Management, LLC, since
2008; Manager, Motley Fool
Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006.

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Mr. Schoenike is an Interested Trustee by virtue of his position as President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).
(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Pemberwick Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Name	Position(s) Held with
(Year of Birth)	the Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

OFFICERS

Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer, since	USBFS, since 2001
July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, USBFS, since 2005
since July 1, 2016

Nathan R. Bentley, CPA(1)	Assistant Treasurer,	Officer, Compliance and Administration, USBFS,
(Born 1983)	since July 1, 2016	since 2012

Gerard Scarpati(2)	Chief Compliance	Compliance Director, Vigilant, since 2010
(Born 1955)	Officer and
Anti-Money Laundering
Compliance Officer,
since July 1, 2016

Rachel A. Spearo(1)	Secretary,	Vice President, Compliance and Administration,
(Born 1979)	since	USBFS, since 2004
October 31, 2016

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-893-4491.

Pemberwick Fund

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 888-893-4491

Adopted: May 15, 2018

(This Page Intentionally Left Blank.)

Investment Advisor
Pemberwick Investment Advisors LLC
340 Pemberwick Road
Greenwich, CT 06831

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(888) 893-4491

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2018	FYE 3/31/2017*
Audit Fees	$12,000	$19,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$1,500
All Other Fees	N/A	N/A

*Fund changed its fiscal year end from April 30 to March 31.

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2018	FYE 3/31/2017*
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

*Fund changed its fiscal year end from April 30 to March 31.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017*
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

* Fund changed its fiscal year end from April 30 to March 31.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)* /s/ Douglas J. Neilson
 Douglas J. Neilson, President

Date 6/5/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas J. Neilson
  Douglas J. Neilson, President

Date 6/5/2018

By (Signature and Title)* /s/ Matthew J. McVoy
  Matthew J. McVoy, Treasurer

Date 6/5/2018

* Print the name and title of each signing officer under his or her signature.